SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment #1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

First Choice Healthcare Solutions, Inc.

 (Exact Name of Issuer as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

709 S. Harbor City Blvd., Suite 250, Melbourne, FL 32901

 (Address of principal executive offices including zip code)

(321) 725-0090

 (Registrant's telephone number, including area code)

 Copies to:

Andrea Cataneo, Esq.

Peter DiChiara, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this Form 8-K/A (Amendment No. 1) is to amend the Current Report on Form 8-K filed by First Choice Healthcare Solutions, Inc. (the “Company”) on April 9, 2012 (the "Original 8-K") to include the financial statements of First Choice Medical Group of Brevard, LLC (“First Choice–Brevard”) and the pro forma financial information of the Company and First Choice Medical Group of Brevard, LLC (“First Choice–Brevard”), each as required by Item 9.01 of Form 8-K, which were not filed with the Original 8-K.

Item 9.01   Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired.

The unaudited interim financial statements of First Choice–Brevard required by this Item 9.01(a) are filed herewith as Exhibit 99.1 and incorporated by reference in this Item 9.01(a). The audited financial statements of First Choice–Brevard required by this Item 9.01(a) are filed herewith as Exhibit 99.2 and incorporated by reference in this Item 9.01(a).

(b)      Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is filed herewith as Exhibit 99.3 and incorporated by reference in this Item 9.01(b).

(d)      Exhibits:

99.1*	Unaudited financial statements of First Choice – Brevard for January 31, 2012 and the period ending January 31, 2012

99.2*	Audited financial statements of First Choice – Brevard for October 31, 2011 and the period ending October 31, 2011.

99.3*	Pro forma financial information.

* Filed herewith

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

First Choice Healthcare Solutions, Inc.

Dated: December 31, 2013	By:	/s/ Christian Romandetti
Christian Romandetti
Chief Executive Officer